UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 22, 2018

TRINET GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36373	95-3359658
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Park Place, Suite 600 Dublin, CA		94568
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (510) 352-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On May 22, 2018, TriNet Group, Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”) at the offices of TriNet Group, Inc., One Park Place, Suite 600, Dublin, California 94568. At the Annual Meeting, the Company’s stockholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 12, 2018. The following is a brief description of each matter voted upon and the certified results, including the number of votes cast for and against each matter and, if applicable, the number of abstentions and broker non-votes with respect to each matter.
Proposal 1. Stockholders elected each of the three nominees as Class I directors to serve until the Company’s 2021 Annual Meeting of Stockholders or until his or her respective successor has been duly elected and qualified. The voting results were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes	Percentage of Votes in Favor
Katherine August-deWilde	52,798,136	4,923,562	9,213,859	91.47%
H. Raymond Bingham	56,327,177	1,394,521	9,213,859	97.58%
Kenneth Goldman	48,442,705	9,278,993	9,213,859	83.92%
Proposal 2. Stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Percentage of Votes in Favor
56,288,884	1,427,409	5,405	9,213,859	97.52%
Proposal 3.     Stockholders ratified the selection by the Audit Committee of the Board of Directors of the Company of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Percentage of Votes in Favor
66,929,946	4,300	1,311	—	99.99%

Item 8.01	Other Events.
On May 22, 2018, the Board of Directors (the “Board”) of the Company appointed David C. Hodgson as the Chairman of the Board, effective immediately. Further, the Board appointed Wayne B. Lowell as the chair of the Audit Committee, Katherine August-deWilde as the chair of the Compensation Committee and H. Raymond Bingham as the chair of the Nominating and Corporate Governance Committee, in each case effective immediately. Aside from the changes to the Chairman of the Board and the chairs of the committees, the Board and committee memberships remain unchanged.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 24, 2018		TriNet Group, Inc.

		By:	/s/ Brady Mickelsen
Brady Mickelsen
Senior Vice President, Chief Legal Officer and Secretary